EXHIBIT 10.10

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”), dated as of February 13, 2007, by STEN Corporation, a Minnesota corporation with a mailing address of 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305 (“Guarantor”), in favor of R.W. Sabes Investment, LLC with a mailing address of 6655 W Sahara, Suite B200, Las Vegas NV 89146 (the “Secured Party”).

1.

Subordination.  The Security Interest granted by Guarantor to Secured Party with respect to the Obligations, the Guaranty, and this Security Agreement, are each subject in all respects to the terms of Exhibit A attached hereto (the “Subordination Provisions”).  Capitalized terms not otherwise defined in this Security Agreement shall have the respective meaning ascribed to them in the Subordination Provisions.  To the extent there is any conflict between the Subordination Provisions and the other provisions of this Security Agreement, the Subordination Provisions shall control.

2.

Security Interest.  Guarantor hereby grants Secured Party a perfected security interest (herein called the “Security Interest”) in the Collateral (as described in Section 3 below) to secure the payment and performance of each and every debt, liability and obligation of every type and description which Guarantor may now or at anytime hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several) arising under the that certain Parent Guaranty dated as of the date hereof by Guarantor in favor of Lender (the “Guaranty”) (all such debts, liabilities and obligations being herein collectively referred to as the “Obligations”).

3.

Collateral.  As used herein, the term “Collateral” means all of the following properties, assets and rights of Guarantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

All of Guarantor’s personal and fixture property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, electronic chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to payment under letters of credit, letter-of-credit rights, supporting obligations of every nature, and general intangibles, including, without limitation, all tax refund claims, license fees, intellectual property of any kind, including, without limitation, patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (i) Guarantor operates or has authority to operate; (ii) Guarantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (iii) others possess, use, or have authority to possess or use property (whether tangible or intangible) of Guarantor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, and schematics, and all motor vehicle contracts of Guarantor including, without limitation all motor vehicle installment sales contracts and related instruments.

together with, to the extent not listed above as original Collateral, all substitutions and replacements for the foregoing and together with any proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.  Guarantor acknowledges and agrees that, with respect to any term used herein that is defined in either (i) Article 9 of the Uniform Commercial Code as in force in the jurisdiction in which this Security Agreement was signed by Guarantor at the time that it was signed, or (ii) Article 9 as in force at any relevant time in the jurisdiction in which a financing statement for the Collateral is filed, the meaning to be ascribed thereto with respect to any particular item of the property shall be that under the more encompassing of the two definitions.

4.

Representations, Warranties and Agreements.  Guarantor represents, warrants and agrees that:

(a)

Guarantor’s chief executive office is located at 10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota 55305 ;

(b)

Guarantor is a corporation in good standing and validly organized under the laws of the State of Minnesota (the “State of Location”);

(c)

Guarantor’s exact legal name is as set forth in the first paragraph of this Security Agreement and Guarantor has not done business under any other names or trade names during the last five years except Sterion Incorporated (until January 31, 2005) and Oxboro Medical, Inc. (until January 15, 2002);

(d)

This Security Agreement has been duly and validly authorized by all necessary corporate action and the person executing this Security Agreement on behalf of Guarantor has authority to act for Guarantor;

(e)

Guarantor has no commercial tort claims;

(f)

None of the Collateral is subject to any existing security interests, liens, claims or any encumbrance of any kind or nature other than the Security Interest and Guarantor has no agreements, whether oral or in writing, to grant any such security interest, lien, claims or encumbrance in any of the Collateral, except for any security interest or lien of Senior Lender (the “Senior Lien”); and

(g)

Until the Obligations are paid in full, Guarantor will: (i) preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets or business; (ii) not change its name, its type of organization, the state of its incorporation or organization, or its organizational identification number; and (iii) not change its corporate name, in each case without obtaining the written consent of Secured Party, which, as to clause (i) may be given or withheld in Secured Party’s sole discretion and as to clauses (ii) or (iii) may not be unreasonably withheld.

5.

Representations, Warranties and Agreements With Respect to Collateral.  Guarantor represents, warrants and agrees that:

(a)

The Collateral will be used primarily for business purposes and none of the Collateral consists of consumer goods.

(b)

Guarantor has (or will have at the time Guarantor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all claims, security interests, liens, encumbrances, and restrictions on transfer or pledge other than the Security Interest and the Senior Lien, and Guarantor will defend the Collateral against all claims or demands of all persons other than Secured Party and Senior Lender.  Secured Party does not authorize, and Guarantor agrees not to (i) make any sales or leases of any of the Collateral other than in the ordinary course of its business in the absence of an Event of Default; (ii) license any of the Collateral other than in the ordinary course of its business in the absence of an Event of Default; or (iii) grant any other security interest in the Collateral.

(c)

Each account, right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim of the account debtor or other obligor named therein or in Guarantor’s records pertaining thereto as being obligated to pay such obligation.  Guarantor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party’s prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(d)

Guarantor covenants that it will:

(i)

promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

(ii)

keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest and the Senior Lien;

(iii)

at all reasonable times and upon prior written request of the Secured Party, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Guarantor’s books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Guarantor;

(iv)

keep accurate and complete records pertaining to the Collateral and pertaining to Guarantor’s business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Guarantor’s business and financial condition as Secured Party may from time to time reasonably request;

(v)

not permit any Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement concerning such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest;

(vi)

keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

(vii)

promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Guarantor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

(viii)

if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Guarantor;

(ix)

bear the risk of loss of the Collateral and at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts equal to the greater of (i) the amount Secured Party may reasonably request, or (ii) the amount of insurance carried by other, similarly situated companies, in any event, with any loss payable to Secured Party;

(x)

not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance;

(xi)

from time to time execute such financing statements as Secured Party may require in order to perfect the Security Interest, and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

(xii)

pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including, but not limited to, in each case, all reasonable attorneys’ fees and related costs and expenses) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Security Agreement or any or all of the Obligations, including, but not limited to, expenses incurred in any litigation or bankruptcy or insolvency proceedings;

(xiii)

execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement; and

(xiv)

not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest, or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein; and

(xv)

in any event, not permit any other security interest, lien or encumbrance to be filed against the Collateral, other than the Security Interest, without Secured Party’s express written consent, which may be withheld by Secured Party for any reason or no reason.

If Guarantor at any time fails to perform or observe any agreement contained in this Section 5, and if such failure shall continue for a period of ten (10) calendar days after Secured Party gives Guarantor written notice thereof, Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Guarantor (or, at Secured Party’s option, in Secured Party’s own name) and may (but need not) take any and all other actions which Secured Party may deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Guarantor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and related expenses for any purpose relating to the enforcement of Secured Party’s rights hereunder) incurred by Secured Party in connection with or as a result of Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations.  To facilitate the performance or observance by Secured Party of such agreements of Guarantor, Guarantor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Guarantor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Guarantor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Guarantor hereunder.

6.

Perfection of Security Interests.

(a)

Guarantor shall, from time to time, execute such financing statements as Secured Party may require in order to perfect the Security Interest.  Guarantor shall execute, deliver or endorse any and all instruments, documents, chattel paper, assignments, security agreements and other agreements and writings that Secured Party may at any time request in order to secure, protect, perfect or enforce the Security Interest and Secured Party’s rights under this Security Agreement.

(b)

To the extent permitted by law, Guarantor hereby authorizes Secured Party to file one or more financing statements (each a “Financing Statement”) describing the Collateral or other statutory liens held by Secured Party including (i) Financing Statements where the collateral is described with greater or lesser detail than as set forth in this Security Agreement (ii) Financing Statements in which the scope of the Collateral is expanded or reduced from the scope set forth herein and (iii) Financing Statements covering “all assets” of Guarantor.

(c)

Guarantor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its Security Interest by possession, in addition to the filing of a Financing Statement.  Where Collateral is in the possession of a third party, Guarantor will join with Secured Party in notifying the third party of the Security Interest and Guarantor will obtain, at Guarantor’s expense, an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

(d)

Guarantor will cooperate with Secured Party in obtaining control with respect to Collateral consisting of deposit accounts, investment property, and electronic chattel paper.

(e)

Guarantor will obtain, at Guarantor’s expense, the consent to the Security Interest by the issuer of any letter of credit in which Guarantor has a Security Interest.

(f)

Guarantor will place a legend acceptable to Secured Party on all chattel paper and instruments included with the Collateral that indicates that Secured Party has a security interest in the chattel paper and instruments.

7.

Account Verification and Collection Rights of Secured Party.  Secured Party shall have the right to verify any accounts in the name of Guarantor or in its own name.  Guarantor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose.  Upon the occurrence and during the continuation of an Event of Default, Secured Party may notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party.  Upon the occurrence and during the continuation of an Event of Default, if Secured Party so requests, Guarantor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party.  At any time after Secured Party or Guarantor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Guarantor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

8.

Assignment of Insurance.  Guarantor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including, but not limited to, proceeds of insurance and refunds of unearned premiums) due or to become due under and all other rights of Guarantor under or with respect to, any and all policies of insurance covering the Collateral, and Guarantor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party, provided that if an Event of Default (as defined below) has not occurred, Secured Party agrees that Guarantor shall be free to use the proceeds of any insurance policies solely to purchase replacement Collateral.  Upon the occurrence and during the continuation of an Event of Default, Secured Party may (but need not), in its own name or in Guarantor’s name, execute and deliver proofs of claim, receive all such moneys, indorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of such policy.

9.

Events of Default.  Each of the following occurrences shall constitute an event of default under this Security Agreement (herein called “Event of Default”):

(a)

Guarantor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, shall fail to observe or perform any covenant or agreement herein binding on it or shall be in default under the Guaranty;

(b)

any representation or warranty by Guarantor set forth in this Security Agreement or made to Secured Party in any financial statements or reports or other document submitted to Secured Party by or on behalf of Guarantor shall prove false or misleading;

(c)

a transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

(d)

a garnishment, summons, or a writ of attachment shall be issued against or served upon Secured Party for the attachment of any property of Guarantor or any indebtedness owing to Guarantor;

(e)

Guarantor shall:  (i) after the date hereof, be or become insolvent (however defined); (ii) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; (iii) be dissolved or liquidated; or (iv) go out of business;

(f)

Secured Party shall receive at any time after the date hereof an official report from the Secretary of State or other official of the State of Location or any other state where the Collateral is located indicating that the Security Interest is not prior to all other security interests or other interests reflected in the report;

(g)

Guarantor shall grant any security interest, lien, claim or other encumbrance in any Collateral, other than the Senior Lien, that has not been expressly authorized by Secured Party;

(h)

Guarantor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local asset forfeiture or similar law or any other law, where noncompliance may have any significant effect on the Collateral; and

(i)

Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

10.

Remedies upon Event of Default.  Upon the occurrence of an Event of Default under Section 9 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

(a)

declare all Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;

(b)

exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, but not limited to, the right to take possession of any Collateral, proceeding without judicial process (without a prior hearing or notice thereof, which Guarantor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Guarantor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Guarantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) calendar days prior to the date of intended disposition or other action; and

(c)

exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Guarantor, or against any other person or property.

Whether or not an Event of Default has occurred, Guarantor shall pay when due or reimburse Secured Party on demand for all reasonable costs of collection of any of the Obligations and all other out-of-pocket expenses incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Security Agreement or any or all of the Obligations, including but not limited to:  (i) filing fees; (ii) costs of foreclosure; (iii) costs of obtaining money damages; and (iv) reasonable attorney’s fees for any purpose relating to the enforcement of this Security Agreement.  Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secretes, franchises, copyrights and patents of Guarantor that Secured Party deems necessary or appropriate to the disposition of any Collateral upon an Event of Default.

11.

Other Property.  Unless at the time Secured Party takes possession of any tangible Collateral, or within seven (7) days thereafter, Guarantor gives written notice to Secured Party of the existence of any goods, papers or other property of Guarantor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Guarantor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

12.

Miscellaneous.

(a)

Guarantor shall promptly provide to Secured Party copies of any and all (i) correspondence from Senior Lender relating to the Senior Lien, the Senior Debt, or this Agreement; (ii) notices of default of the Guarantor on the Senior Debt; (iii) notices of acceleration of the Senior Debt; or (iv) notices of the commencement of any administrative, legal or equitable action against Guarantor.

(b)

Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served or sent by overnight courier service or certified or registered United States mail, and shall be deemed to have been given (a) if delivered in person, when delivered; or (b) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (c) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.  Notices shall be addressed as follows: (a) to Secured Party at 6655 W. Sahara, Suite B200, Las Vegas, NV 89146; with copies to David S. Ezrilov, Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, MN 55402; Steve Sabes, 60 South Sixth St., Suite 950, Minneapolis, MN  55402; Robert Sabes, 60 South Sixth St., Suite 2540, Minneapolis, MN  55402 and by email to rwsabes@hotmail.com and (b) to Senior Lender at 5000 West 36th Street, St. Louis Park, MN 55416 Attn: Gerald Weiser, or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section.

(c)

This Security Agreement can be waived, modified, amended, terminated or discharged and the Security Interest can be released, only explicitly in a writing signed by Secured Party and the Guarantor.  A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party’s rights or remedies.

(d)

All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

(e)

All notices to be given to Guarantor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Guarantor at its address set forth above or at the most recent address shown on Secured Party’s records.

(f)

Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral.  Secured Party shall not be obligated to preserve any rights Guarantor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.

(g)

Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party’s rights against Guarantor.  Guarantor hereby waives any right it may have to require Secured Party to pursue any third person for any of the Obligations.

(h)

This Security Agreement shall be binding upon and inure to the benefit of Guarantor and Secured Party and their respective representatives, successors and assigns and shall take effect when signed by Guarantor and delivered to Secured Party, and Guarantor waives notice of Secured Party’s acceptance hereof.  Secured Party may execute this Security Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Security Agreement shall not affect or impair the validity or effectiveness of this Security Agreement.  All representations and warranties contained in this Security Agreement shall survive the execution, delivery and performance of this Security Agreement and the creation and payment of the Obligations.  A photocopy or other reproduction of this Security Agreement or of any other document or instrument signed by Guarantor shall have the same force as the original for all purposes.

(i)

This Security Agreement shall be governed by the internal laws of the State of Minnesota.  If any provision or application of this Security Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Security Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.  Subject to the terms of Section 3 hereof, any term not defined herein shall have, to the extent applicable, the definition set forth in the Uniform Commercial Code as adopted by the State of Minnesota.

13.

Suits, Proceedings, Etc.  AS SPECIFICALLY BARGAINED INDUCEMENT FOR SECURED PARTY TO ENTER INTO THIS SECURITY AGREEMENT, DEBTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS SECURITY AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF SECURED PARTY, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN HENNEPIN COUNTY, MINNESOTA. DEBTOR CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY STATE OR FEDERAL COURT SITUATED AT HENNEPIN COUNTY, MINNESOTA HAVING JURISDICTION OVER THE SUBJECT MATTER.  DEBTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS AS SET FORTH ABOVE.  SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SUCH PROCESS SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID, BY REGISTERED MAIL. DEBTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.  MAKER WAIVES HIS RIGHT TO TRIAL BY JURY, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

IN WITNESS WHEREOF, Guarantor and Secured Party hereby execute this Security Agreement as of the date first written above.

R.W. SABES INVESTMENT, LLC

STEN CORPORATION

By:/s/  Robert W. Sabes

By:  /s/  Kenneth W. Brimmer

Its:  Manager

Its:  Chief Executive Officer

EXHIBIT 10.10

EXHIBIT A

SUBORDINATION PROVISIONS

Unless otherwise defined in this Exhibit A, defined terms shall have the respective meanings assigned by the Security Agreement of which this Exhibit A forms a part.

13.

Secured Party subordinates to Citizens Independent Bank (“Senior Lender”) any security interest or lien that Secured Party may have or in the future obtain in any property of Guarantor with respect to the Obligations.  Notwithstanding the respective dates of attachment or perfection of such security interest of Secured Party and the security interest of Senior Lender, the security interest of Senior Lender in the property of Guarantor shall be prior to such security interest of Secured Party so long as there exists any Senior Debt (as hereinafter defined).

14.

All indebtedness of Guarantor to Secured Party, including the Obligations, (the “Subordinated Debt”) is subordinated in right of payment to all obligations of Guarantor to Senior Lender now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Guarantor of any bankruptcy, reorganization or similar proceeding (the “Senior Debt”).

15.

Secured Party will not demand or receive from Guarantor (and Guarantor will not pay to Secured Party) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Secured Party exercise any remedy with respect to any of Senior Lender’s collateral, nor will Secured Party commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Guarantor, for so long as any portion of the Senior Debt remains outstanding and there exists any Event of Default or Secured Party has received written notice of the existence of any event of default under the Senior Debt; provided that this Section 3 shall not apply, and shall not prohibit or restrict Secured Party from taking any action or enforcing any of its rights and remedies against Guarantor, upon the earlier to occur of: (i) the payment in full in cash of the Senior Debt or (ii) the expiration of the Standstill Period.  For the purposes of this Section 3, the term “Standstill Period” shall mean any 90 days after the occurrence of an Event of Default which results in a prohibition of payment of the Subordinated Debt pursuant to the terms of this Agreement, but in no event greater than an aggregate 90 days in any 365 consecutive day period or more than three (3) Standstill Periods during the term of this Agreement.  Nothing in this Exhibit A shall prohibit Secured Party from converting all or any part of the Subordinated Debt into equity securities of Guarantor.

16.

After notice by Senior Lender to Secured Party of a default by Guarantor on the Senior Debt, Secured Party shall promptly deliver to Senior Lender in the form received (except for endorsement or assignment by Secured Party where required by Senior Lender) for application to the Senior Debt any payment, distribution, security or proceeds received by Secured Party with respect to the Subordinated Debt other than in accordance with this Exhibit A.

17.

In the event of Guarantor’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, the provisions of this Exhibit A shall remain in full force and effect, and Senior Lender’s claims against Guarantor shall be paid in full before any payment is made to Secured Party.

18.

For so long as any of the Senior Debt remains unpaid, Secured Party irrevocably appoints Senior Lender as Secured Party’s attorney-in-fact, and grants to Senior Lender a power of attorney with full power of substitution, in the name of Secured Party or in the name of Senior Lender, for the use and benefit of Senior Lender, with notice to Secured Party, to perform at Senior Lender’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Guarantor:

(i)

To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Secured Party if Secured Party does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Senior Lender elects, in its sole discretion, to file such claim or claims; and

(ii)

To accept or reject any plan of reorganization or arrangement on behalf of Secured Party and to otherwise vote Secured Party’s claims in respect of any Subordinated Debt in any manner that Senior Lender deems appropriate for the enforcement of its rights hereunder.

19.

This Exhibit A shall remain effective for so long as any portion of the Senior Debt remains outstanding.  If, at any time after payment in full of the Senior Debt, any payments of the Senior Debt must be disgorged by Senior Lender for any reason (including, without limitation, the bankruptcy of Guarantor), this Exhibit A and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Secured Party shall immediately pay over to Senior Lender all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder.  At any time and from time to time, without affecting the provisions of this Exhibit A and without notice to Secured Party, Senior Lender may take such actions with respect to the Senior Debt, in accordance with the agreements that govern the terms of the Senior Debt, as Senior Lender, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Guarantor, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Guarantor or any other person.  No such action or inaction shall impair or otherwise affect Senior Lender’s rights hereunder.  Secured Party waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Secured Party agrees that it shall not assert any such defenses or rights.

20.

To the extent there is any conflict between the provisions of this Exhibit A and the other provisions of the Security Agreement, the provisions of this Exhibit A shall control.

21.

The provisions of this Exhibit A shall bind any successors or assignees of Secured Party and shall benefit any successors or assigns of Senior Lender, and, if Guarantor refinances a portion of the Senior Debt with a new lender, such new lender shall be deemed a successor of Senior Lender for the purposes of this Exhibit A, provided that any such refinancing shall not increase the amount of the Senior Debt or the extent of the subordination hereunder.  This Exhibit A is solely for the benefit of Secured Party and Senior Lender and not for the benefit of Guarantor or any other party.

22.

The provisions of this Exhibit A may be amended only by written instrument signed by Secured Party and Senior Lender.

23.

In the event of any legal action to enforce the rights of a party under this Exhibit A, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

24.

This Exhibit A shall define the relative rights of Senior Lender and Secured Party. Nothing in this Exhibit A shall (a) impair, as between Guarantor and Senior Lender and as between Guarantor and Secured Party, the obligations of Guarantor with respect to the payment of the Senior Debt and the obligations of Guarantor with respect to the payment of the Subordinated Debt in accordance with their respective terms; (b) impair as between Borrower and Secured Party, the obligations of Borrower with respect to the payment of the obligations under the Note in accordance with its respective terms or (c) affect the relative rights of Senior Lender with respect to any other creditors of Guarantor or Secured Party with respect to any other creditors of Guarantor.